UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2020

Outlook Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37759	38-3982704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Clarke Drive Cranbury, New Jersey	08512
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (609) 619-3990

                      N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	OTLK	The Nasdaq Stock Market LLC
Series A Warrants	OTLKW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☒

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 27, 2020, Outlook Therapeutics, Inc. (the “Company”) received a written notification from the Listings Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) that the bid price for the Company’s common stock had closed below the minimum $1.00 bid price requirement for continued listing on The Nasdaq Capital Market, as set forth in Nasdaq Listing Rule 5550(a) (the “Rule”), for the 30-business day period ended March 26, 2020. Under Nasdaq Listing Rule 5810(c)(3)(A), the Company has a grace period of 180 calendar days, through September 23, 2020, to evidence compliance with the Rule. In order to satisfy the Rule, the Company must evidence a closing bid price of at least $1.00 per share for a minimum of 10 consecutive business days (and generally not more than 20 business days) on or before September 23, 2020. The notice has no effect on the listing or trading of the Company’s common stock on Nasdaq at this time.

If the Company does not regain compliance with the Rule prior to the expiration of the 180-day compliance period, under Nasdaq Listing Rule 5810(c)(3)(A)(ii), if the Company meets the continued listing requirement for market value of publicly held shares and all other applicable standards for initial listing on The Nasdaq Capital Market, with the exception of the minimum bid price requirement, it will be afforded an additional 180-day compliance period, unless the Company does not indicate its intent to cure the deficiency, or if it does not appear to Nasdaq that it is possible for the Company to cure the deficiency, in which case the Company will not be eligible for the additional compliance period.

If the Company is unable to regain compliance during the 180-day period (and the additional compliance period, if available), the Company’s common stock will be subject to delisting.

The Company intends to actively monitor the minimum bid price of its common stock and may, as appropriate, consider available options to regain compliance with the Rule.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Outlook Therapeutics, Inc.
Date: April 2, 2020	By: /s/ Lawrence A. Kenyon Lawrence A. Kenyon Chief Executive Officer and Chief Financial Officer